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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 20, 1997

                   LABORATORY CORPORATION OF AMERICA HOLDINGS
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
           DELAWARE                        1-11353                      13-3757370
 (STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)             (IRS EMPLOYER
        OF INCORPORATION)                                           IDENTIFICATION NO.)
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
            358 SOUTH MAIN STREET,
          BURLINGTON, NORTH CAROLINA                               27215
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE 910-229-1127

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ITEM 5. OTHER EVENTS

  On May 20, 1997, Laboratory Corporation of America Holdings (the "Company") filed Amendment No. 3 to its Registration Statement on Form S-3, as originally filed with the Securities and Exchange Commission on February 27, 1997 (Registration No. 333-22427).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (c) Exhibits

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
     99 Amendment No. 3 to the Company's Registration Statement on Form S-3 (Registration No. 333-22427) dated May 20, 1997.
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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Laboratory Corporation of America
                                          Holdings
                                                      (REGISTRANT)

                                                 /s/ Wesley R. Elingburg
                                          By:__________________________________
                                                   WESLEY R. ELINGBURG
                                             EXECUTIVE VICE PRESIDENT, CHIEF
                                                    FINANCIAL OFFICER
                                                      AND TREASURER

Date: May 20, 1997

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